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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                      January 24, 2003 (January 23, 2003)




                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



                1-983                                    25-0687210
      (Commission File Number)              (IRS Employer Identification No.)



 4100 Edison Lakes Parkway, Mishawaka, IN                     46545-3440
 (Address of principal executive offices)                     (Zip Code)



     Registrant's telephone number, including area code:     574-273-7000

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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

National Steel Corporation issued a press release on January 23, 2003 announcing a proposal for purchase of substantially all of its steelmaking and finishing assets by AK Steel Corporation.

A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1  Press release dated January 23, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NATIONAL STEEL CORPORATION

Date:  January 24, 2003       By:  /s/ Kirk A. Sobecki
                                   ---------------------------------------------
                                   Kirk A. Sobecki
                                   Senior Vice President and Chief Financial
                                   Officer